UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-3346

Oppenheimer Series Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  October 31

Date of reporting period:  1/31/2017

Item 1.  Schedule of Investments.

STATEMENT OF INVESTMENTS January 31, 2017 Unaudited

	Shares	Value
Common Stocks—97.5%
Consumer Discretionary—5.8%
Auto Components—0.2%
Adient plc[1]	62,565	$3,972,252
Hotels, Restaurants & Leisure—1.0%
Carnival Corp.	395,600	21,908,328
Household Durables—0.7%
Whirlpool Corp.	86,027	15,045,262
Media—3.9%
Comcast Corp., Cl. A	585,270	44,141,063
DISH Network Corp., Cl. A1	245,280	14,513,218
Walt Disney Co. (The)	207,882	23,002,143
		81,656,424
Consumer Staples—5.2%
Beverages—0.4%
Coca-Cola Co. (The)	178,640	7,426,065
Food & Staples Retailing—3.1%
Kroger Co. (The)	466,330	15,836,567
Rite Aid Corp.[1]	1,385,350	7,785,667
Walgreens Boots Alliance, Inc.	376,858	30,879,745
Wal-Mart Stores, Inc.	157,260	10,495,532
		64,997,511
Household Products—1.7%
Procter & Gamble Co. (The)	422,490	37,010,124
Energy—13.1%
Energy Equipment & Services—2.3%
Halliburton Co.	485,593	27,469,996
Schlumberger Ltd.	255,177	21,360,867
		48,830,863
Oil, Gas & Consumable Fuels—10.8%
Apache Corp.	406,835	24,336,870
Chevron Corp.	579,276	64,502,383
Concho Resources, Inc.[1]	161,991	22,588,025
ConocoPhillips	376,565	18,361,309
Enbridge, Inc.	585,750	24,952,950
Hess Corp.	400,820	21,716,428
Newfield Exploration Co.[1]	226,919	9,094,913
Phillips 66	181,907	14,847,249

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Suncor Energy, Inc.	909,050	$28,216,912
		228,617,039
Financials—24.8%
Capital Markets—3.0%
Ameriprise Financial, Inc.	90,550	10,166,049
Bank of New York Mellon Corp. (The)	460,740	20,608,900
Nasdaq, Inc.	457,150	32,247,361
		63,022,310
Commercial Banks—11.3%
Bank of America Corp.	5,034,860	113,989,231
JPMorgan Chase & Co.	1,237,730	104,749,090
KeyCorp	1,169,960	21,024,181
		239,762,502
Consumer Finance—2.4%
Ally Financial, Inc.	1,074,620	22,695,974
Synchrony Financial	778,600	27,889,452
		50,585,426
Insurance—6.2%
American International Group, Inc.	941,124	60,476,628
Aon plc	168,520	18,992,204
MetLife, Inc.	672,950	36,615,209
XL Group Ltd.	379,110	14,243,163
		130,327,204
Real Estate Investment Trusts (REITs)—1.9%
Crown Castle International Corp.	100,900	8,862,047
Digital Realty Trust, Inc.	102,970	11,082,661
HCP, Inc.	681,220	20,654,591
		40,599,299
Health Care—11.1%
Biotechnology—1.6%
Amgen, Inc.	157,880	24,736,639
Gilead Sciences, Inc.	120,880	8,757,756
		33,494,395
Health Care Equipment & Supplies—2.5%
Boston Scientific Corp.[1]	220,550	5,306,433
Danaher Corp.	318,914	26,763,263

1 OPPENHEIMER VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Health Care Equipment & Supplies (Continued)
Zimmer Biomet Holdings, Inc.	185,640	$21,966,781
		54,036,477
Health Care Providers & Services—3.3%
Cardinal Health, Inc.	230,351	17,267,111
UnitedHealth Group, Inc.	322,661	52,303,348
		69,570,459
Life Sciences Tools & Services—0.6%
Thermo Fisher Scientific, Inc.	80,560	12,276,538
Pharmaceuticals—3.1%
Pfizer, Inc.	1,160,060	36,808,704
Teva Pharmaceutical Industries Ltd., Sponsored ADR	853,410	28,529,496
		65,338,200
Industrials—14.9%
Aerospace & Defense—1.6%
Lockheed Martin Corp.	136,610	34,334,191
Air Freight & Couriers—2.3%
FedEx Corp.	55,810	10,554,229
XPO Logistics, Inc.[1]	840,990	37,625,893
		48,180,122
Airlines—2.4%
Delta Air Lines, Inc.	689,020	32,549,305
Southwest Airlines Co.	357,390	18,695,071
		51,244,376
Commercial Services & Supplies—2.9%
Johnson Controls International plc	1,127,655	49,594,267
Waste Management, Inc.	175,540	12,200,030
		61,794,297
Electrical Equipment—2.1%
Eaton Corp. plc	618,618	43,785,782
Machinery—2.7%
Caterpillar, Inc.	169,260	16,191,412
Parker-Hannifin Corp.	185,095	27,233,027
Pentair plc	234,170	13,729,387
		57,153,826

	Shares	Value
Professional Services—0.8%
Nielsen Holdings plc	387,060	$15,834,624
Road & Rail—0.1%
Kansas City Southern	35,980	3,091,042
Information Technology—13.0%
Electronic Equipment, Instruments, & Components—1.4%
TE Connectivity Ltd.	389,457	28,956,128
Internet Software & Services—0.8%
Alphabet, Inc., Cl. A1	20,250	16,608,848
IT Services—0.7%
First Data Corp., Cl. A1	1,020,430	15,653,396
Semiconductors & Semiconductor Equipment—4.2%
Broadcom Ltd.	215,104	42,913,248
Micron Technology, Inc.[1]	457,747	11,036,280
NXP Semiconductors NV1	150,290	14,705,876
Texas Instruments, Inc.	267,390	20,198,641
		88,854,045
Software—3.1%
Check Point Software Technologies Ltd.[1]	53,900	5,323,703
Microsoft Corp.	496,820	32,119,413
Synopsys, Inc.[1]	440,430	27,698,643
		65,141,759
Technology Hardware, Storage & Peripherals—2.8%
Apple, Inc.	255,505	31,005,532
HP, Inc.	486,040	7,314,902
Western Digital Corp.	258,390	20,601,434
		58,921,868
Materials—4.6%
Chemicals—1.5%
Eastman Chemical Co.	405,295	31,410,362
Containers & Packaging—0.7%
WestRock Co.	270,870	14,453,623
Metals & Mining—2.4%
Goldcorp, Inc.	1,562,590	25,267,081

2 OPPENHEIMER VALUE FUND

	Shares	Value
Metals & Mining (Continued)
Nucor Corp.	437,770	$25,430,059
		50,697,140
Telecommunication Services—2.2%
Diversified Telecommunication Services—0.5%
CenturyLink, Inc.	418,790	10,829,910
Wireless Telecommunication Services—1.7%
T-Mobile US, Inc.[1]	576,700	35,911,109
Utilities—2.8%
Electric Utilities—2.8%
Edison International	818,490	59,651,551
Total Common Stocks (Cost $1,634,054,099)		2,060,984,677

	Shares	Value
Investment Company—1.6%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.49%[2,3] (Cost $34,817,911)	34,817,911	$34,817,911
Total Investments, at Value (Cost $1,668,872,010)	99.1%	2,095,802,588
Net Other Assets (Liabilities)	0.9	18,377,255
Net Assets	100.0%	$2,114,179,843

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2016	Gross Additions	Gross Reductions	Shares January 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	60,597,782	110,346,297	136,126,168	34,817,911

	Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. E	$34,817,911	$25,730

3 OPPENHEIMER VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS January 31, 2017 Unaudited

1. Organization

Oppenheimer Value Fund (the “Fund”), a series of Oppenheimer Series Fund, is registered under the Investment Company Act of 1940 (“1940 Act”) as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official

4 OPPENHEIMER VALUE FUND

3. Securities Valuation (Continued)

closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific

5 OPPENHEIMER VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

6 OPPENHEIMER VALUE FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$122,582,266	$—	$—	$122,582,266
Consumer Staples	109,433,700	—	—	109,433,700
Energy	277,447,902	—	—	277,447,902
Financials	524,296,741	—	—	524,296,741
Health Care	234,716,069	—	—	234,716,069
Industrials	315,418,260	—	—	315,418,260
Information Technology	274,136,044	—	—	274,136,044
Materials	96,561,125	—	—	96,561,125
Telecommunication Services	46,741,019	—	—	46,741,019
Utilities	59,651,551	—	—	59,651,551
Investment Company	34,817,911	—	—	34,817,911

Total Assets	$2,095,802,588	$—	$—	$2,095,802,588

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer

7 OPPENHEIMER VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

8 OPPENHEIMER VALUE FUND

5. Market Risk Factors (Continued)

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,676,275,655

Gross unrealized appreciation	$450,352,035
Gross unrealized depreciation	(30,825,102)

Net unrealized appreciation	$419,526,933

9 OPPENHEIMER VALUE FUND

Item 2.  Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.  Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Series Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/17/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/17/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/17/2017